UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2010
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
     Pursuant to privately-negotiated agreements dated March 15, 2010 and April 1, 2010, Coeur d’Alene Mines Corporation (the “Company”) agreed to exchange $35,383,000 of its 3.25% Convertible Senior Notes due 2028 for 2,307,184 shares of its common stock, par value $0.01 (the “Common Stock”). In connection with such agreements, the Company issued 329,184 shares of Common Stock on or about March 17, 2010 and expects to issue 1,978,000 shares of Common Stock on or about April 5, 2010. The Company will issue the shares pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: April 1, 2010	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

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